UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K
CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report: May 19, 2004
(Date of earliest event reported)

FCCC, INC.
(Exact name of registrant as specified in charter)

Connecticut (State or Other Jurisdiction of Incorporation)	811-0969 (Commission File Number)	06-0759497 (IRS Employer Identification No.)

200 Connecticut Avenue, Norwalk, Connecticut (Address of principal executive of offices)	06854 (Zip code)

(203) 855-7700
(Registrant's telephone number including area code)

n/a
(Former Name or former address, if changed since last report)

ITEM 5. OTHER EVENTS AND REGULATION FD DISCLOSURE.

On May 20, 2004, FCCC, Inc. (formerly The First Connecticut Capital Corporation) announced that it has entered into a definitive Standstill and Tender Offer Agreement, dated as of May 19, 2004 (the "Agreement"), with Wayfarer Financial Group, Inc., a South Carolina corporation. Reference is made to the Agreement and the press release issued to the public by the registrant on May 20, 2004, both of which are attached hereto as exhibits, for a description of the events reported pursuant to this Form 8-K.

The information provided pursuant hereto shall not be deemed incorporated by reference by any general statement incorporating by reference this Form 8-K into any filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, and shall not otherwise be deemed filed under such Acts.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(a) Financial statements of business acquired.

Not applicable.

(b) Pro forma financial information.

Not applicable.

(c) Exhibits.
Number 10.1 99.1	Description Standstill and Tender Offer Agreement dated as of May 19, 2004. Text of Press Release dated May 20, 2004.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

FCCC, INC.
By:	/s/Bernard Zimmerman Name: Bernard Zimmerman Title: President and Chief Executive Officer

Dated: May 20, 2004

EXHIBIT INDEX

Number 10.1 99.1	Description Standstill and Tender Offer Agreement dated as of May 19, 2004. Text of Press Release dated May 20, 2004.